UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2019
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THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
  __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On February 28, 2019, Mark Vadon, a member of the Board of Directors (the "Board") of The Home Depot, Inc. (the "Company"), notified the Company of his decision not to stand for re-election at the Company’s 2019 Annual Meeting of Shareholders. Mr. Vadon did not cite any disagreement on any matter relating to the Company’s operations, policies or practices.
(e)    On February 27, 2019, the Leadership Development and Compensation Committee (the "LDCC") of the Board adopted new forms of Executive Officer Equity Award Agreements (collectively, the "Award Agreements") with respect to the granting of performance shares, performance-based restricted stock, and nonqualified stock options granted under The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan. The new Award Agreements will be used for all awards to executive officers made on or after March 27, 2019. Each of the Award Agreements has material terms that are substantially similar to those in the forms of award agreements last approved by the LDCC and disclosed by the Company in its Current Report on Form 8-K filed on February 28, 2018, except for the following items: (1) updates to the non-competition, non-solicitation and confidentiality provisions to align with similar provisions contained in the Company's current form of offer letter for its executive officers; and (2) other ministerial and conforming changes.
The foregoing description of the Award Agreements is qualified in its entirety by reference to the Award Agreements, copies of which are attached hereto as Exhibit 10.1, 10.2 and 10.3 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 28, 2019, the Board adopted and approved amendments to the Company’s By-Laws (as amended and restated, the "By-Laws"). The By-Laws took effect immediately upon approval by the Board. The amendments reduce the minimum percentage of outstanding shares of the Company's common stock required for shareholders to call a special meeting of shareholders from 25% to 15%. Specifically, Article I, Section 2(a) and (c) of the By-Laws were amended to permit a shareholder, or a group of shareholders, owning 15% or more of the Company’s outstanding stock, to call a special meeting of the shareholders, provided that the requirements set forth in the By-Laws are satisfied.

The above description is qualified in its entirety by reference to the full text of the By-Laws, attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description
3.2	By-Laws of The Home Depot, Inc. (As Amended and Restated Effective February 28, 2018)
10.1	Form of Executive Officer Equity Award Agreement (Performance Shares) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan
10.2	Form of Executive Officer Equity Award Agreement (Performance-Based Restricted Stock) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan
10.3	Form of Executive Officer Equity Award Agreement (Nonqualified Stock Options) Pursuant to The Home Depot, Inc. Amended and Restated 2005 Omnibus Stock Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Teresa Wynn Roseborough
Name:	Teresa Wynn Roseborough
Title:	Executive Vice President, General Counsel & Corporate Secretary
Date: March 4, 2019

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